UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FIRST CHESTER COUNTY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST CHESTER COUNTY CORPORATION

9 North High Street

West Chester, Pennsylvania 19380

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD 9:00 A.M., SEPTEMBER   , 2009

To Our Shareholders:

Notice is hereby given that a Special Meeting of the Shareholders of First Chester County Corporation (the “Corporation”) will be held on Tuesday, September      , 2009 at 9:00 a.m. at Milestone Events, 600 E. Market Street, West Chester, Pennsylvania 19382, for consideration of and action by the holders of the Corporation’s common stock upon the following matters:

1.                  To amend the Corporation’s By-Laws to permit the issuance of uncertificated shares;

2.                  To amend the Corporation’s Articles of Incorporation and By-Laws to permit the Board of Directors the flexibility, if needed, to amend the By-Laws; and

3.                  To transact such other business as may properly come before the Special Meeting.

The Board of Directors has fixed the close of business on July 31, 2009, as the record date for the determination of holders of shares of the Corporation entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the meeting, please submit the enclosed proxy or voting instructions (1) over the Internet, (2) by telephone or (3) by mail. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. If your shares are held in “street name” by a broker or other nominee, we ask that you follow your broker’s or nominee’s directions and give instructions as to how your shares should be voted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

By Order of the Board of Directors

JOHN B. WALDRON

West Chester, Pennsylvania

August    , 2009

Page
PROXY STATEMENT
Questions and Answers About this Proxy Material and Voting
Important Information Regarding the Availability of Proxy Materials for the Special Meeting to be Held on September , 2009
PROPOSALS REQUIRING YOUR VOTE
Proposal 1— Amendment of the By-Laws to permit the issuance of uncertificated shares
Proposal 2— Amendment the Articles of Incorporation and By-Laws to permit the Board of Directors the flexibility, if needed, to amend the By-Laws
OTHER INFORMATION
Security Ownership of Certain Beneficial Owners and Management
OTHER MATTERS

i

FIRST CHESTER COUNTY CORPORATION

9 North High Street

West Chester, Pennsylvania 19380

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held On September   , 2009

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

General

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of First Chester County Corporation ( the “Corporation,” “we,” “us” or “our”) is soliciting your proxy to vote at the Special Meeting of Shareholders (the “Special Meeting”). You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card by mail, or follow the instructions below to submit your proxy over the telephone or the Internet. The Special Meeting will be held on Tuesday, September   , 2009 at 9:00 a.m. at Milestone Events, 600 E. Market Street, West Chester, Pennsylvania 19382.

We intend to mail this proxy statement and accompanying proxy card to all shareholders of record entitled to vote at the Annual Meeting on or about August   , 2009.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on July 31, 2009, will be entitled to vote at the Special Meeting. On this record date, there were         shares of common stock outstanding and entitled to vote. As of January 26, 2009, the Wealth Management Division of First National Bank of Chester County (the “Bank”), a wholly-owned subsidiary of the Corporation held 417,984 shares of common stock of the Corporation, representing 6.70% of the total outstanding shares of the Corporation’s common stock. Of these shares, 39,272 shares (0.63% of the total outstanding shares) are held in accounts where the Bank is sole trustee or executor and may not be voted by the Bank’s Wealth Management Division on the proposal to amend the Corporation’s Articles of Incorporation and By-Laws. The remaining 378,712 shares of common stock (6.07% of the total outstanding shares) are held in accounts where the Bank is co-trustee, agent or custodian, and these shares may not be voted by the Bank without the authorization of the other co-trustee or principal.

Stockholder of Record: Shares Registered in Your Name

If on July 31, 2009, your shares were registered directly in your name with our transfer agent, Registrar and Transfer Corporation, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card by mail or vote by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 31, 2009, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you will need to present a valid picture identification, such as a driver’s license or passport, and proof of share ownership, such as a bank or brokerage account statement reflecting your ownership as of the record date, before being admitted to the Special Meeting. In addition, you may not vote your shares in person at the meeting unless you request and obtain a valid written proxy from your broker, bank or other agent.

What am I voting on?

At the Special Meeting, record holders of our common stock will consider and vote on proposals to:

•                  to amend the Corporation’s By-Laws to permit the issuance of uncertificated shares; and

•                  to amend the Corporation’s Articles of Incorporation and By-Laws to permit the Board of Directors the flexibility, if needed, to amend the By-Laws.

Our Board of Directors recommends that you vote “FOR” both proposals.

How do I vote?

For all proposals and any other matter to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may a) vote in person at the Special Meeting, b) vote by proxy using the enclosed proxy card, c) vote by proxy over the telephone, or d) vote by proxy on the Internet, in each case as described below. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•                  To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

•                  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•                  To vote over the telephone, dial toll-free [•] using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 1:00 A.M., Eastern Time on                  , to be counted.

•                  To vote on the Internet, go to [•] to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 1:00 A.M., Eastern Time on                  , to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•                  “For” Proposal 1, to amend the Corporation’s By-Laws to permit the issuance of uncertificated shares; and

•                  “For” Proposal 2, to amend the Corporation’s Articles of Incorporation and By-Laws to permit the Board of Directors the flexibility, if needed, to amend the By-Laws.

In addition, if any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in their own discretion. We know of no such other business as of the date of this Proxy Statement.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•                  You may submit another properly completed proxy card with a later date;

•                  You may enter a new vote over the Internet or by telephone;

•                  You may send a timely written notice that you are revoking your proxy to our Secretary of the Corporation at 9 North High Street, West Chester, PA 19380; or

•                  You may attend the Special Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by these entities.

Your personal attendance at the Special Meeting does not revoke your proxy. Your last vote, prior to or at the Special Meeting, is the vote that will be counted.

Who is paying for this proxy solicitation?

We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.  The Corporation may also, in its discretion, retain the services of an independent proxy solicitor.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Proposals 1 and 2 are considered “non-routine”.

How many votes are needed to approve each proposal?

Approval of the proposals to amend the Articles of Incorporation and By-Laws requires the affirmative votes of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting. Abstentions and broker non-votes will have the same effect on the outcome of such vote as a “no” vote.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares entitled to be cast are present at the meeting in person or represented by proxy. On the record date, there were         shares outstanding and entitled to vote. Thus, the holders of                  shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Shareholder Proposals

Shareholders intending to submit proposals to be included in the Corporation’s next proxy statement must send their proposals to the Secretary of the Corporation at 9 North High Street, West Chester, PA 19380 not later than December 11, 2009. Such proposals must relate to matters appropriate for shareholder action and be consistent with regulations of the Securities and Exchange Commission (“SEC”).

Shareholders intending to present proposals at the next Annual Meeting of the Corporation and not intending to have such proposals included in the Corporation’s next proxy statement must send their proposals to the Secretary of the Corporation at the address given in the prior paragraph not later than February 24, 2010. If notification of a shareholder proposal is not received by such date, the proxies may vote, in their discretion, any and all of the proxies received in this solicitation against such proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON SEPTEMBER         , 2009.  THE PROXY STATEMENT IS AVAILABLE AT             .

PROPOSAL 1

AMENDMENT TO THE CORPORATION’S BY-LAWS

TO PERMIT THE ISSUANCE OF UNCERTIFICATED SHARES

The Board of Directors is evaluating whether to apply for listing on a national stock exchange. The benefits of such listing may include greater visibility of our common stock in the broader market, increased liquidity and an expanded number of potential investors in our stock. Each of the national stock exchanges requires listed companies to be able to issue uncertificated shares in order to be eligible for listing and transfer on the electronic registration system known as the “Direct Registration System”. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

In order for our shareholders to enjoy the benefits of the Direct Registration System, the By-Laws must be amended to permit issuance of shares in uncertificated form (also known as “book-entry shares”). The Board of Directors has unanimously approved the amendment to the By-Laws, subject to the approval of the shareholders, to provide for the issuance of uncertificated shares. The proposed amendment (the “Uncertificated Share Amendment”) is set forth in Appendix A to this Proxy Statement.

The Uncertificated Share Amendment would only permit the use of uncertificated shares and does not require the use of uncertificated shares. Shareholders who currently hold stock certificates will not be required to surrender their existing stock certificates if the Uncertificated Share Amendment is adopted. Our shareholders may benefit from the implementation of this proposal in various ways, including:

•                  Increased efficiency of transfers and sales;

•                  Increased trading flexibility – shareholders can trade at any time and not risk “missing the market” because of delays associated with the handling of physical certificates;

•                  Reduced lost or stolen certificates and replacement fees; and/or

•                  Reduced risk of fraudulent presentation of previously cancelled certificates.

We may obtain some or all of the following benefits upon eliminating the need for physical stock certificates, including:

•                  Reduced costs for printing, storage, insurance, postage and envelopes to mail certificates to shareholders;

•                  Reduced risk of previously cancelled certificates being fraudulently presented as valid instruments, which minimizes risk for the Corporation, brokers and shareholders; and/or

•                  Reduced costs attributable to lost certificate processing and related shareholder inquiries and correspondence.

For all of the above reasons, the Board of Directors believe that amending the By-Laws to permit the issuance of uncertificated shares is in the best interests of the Corporation and its shareholders.

The Board of Directors unanimously recommends a vote “FOR” the proposal to amend the Corporation’s By-Laws to permit the issuance of uncertificated shares.

PROPOSAL 2

AMENDMENT TO THE CORPORATION’S ARTICLES OF INCORPORATION AND BY-LAWS

TO PERMIT THE BOARD OF DIRECTORS THE FLEXIBILITY, IF NEEDED TO AMEND THE BY-LAWS

Under the Article X of the Articles of Incorporation (the “Articles”) and Article 7 of the By-Laws, only the shareholders are permitted to amend, alter, change or repeal any provision of the By-Laws. Specifically, the shareholders may currently amend the By-Laws if the proposed amendment receives an affirmative vote of at least seventy-five percent of the outstanding shares entitled to vote, or if the proposed amendment receives an affirmative vote of at least a majority of the outstanding shares entitled to vote if the amendment is recommended by at least three-fourths of the Board of Directors.

The Corporation, which is currently evaluating whether to list the Corporation’s capital stock on a national exchange, has reviewed 15 peer companies organized under the laws of Pennsylvania, all of which permit their Board of Directors to amend the By-Laws to the extent permitted by Pennsylvania law. Additionally, each national exchange on which the Corporation is considering listing has adopted rules and regulations that, among other things, require conformance with certain corporate governance principles and other continued listing standards which may change from time to time. Changes in such corporate governance principles or other continued listing standards may require the Corporation to amend the By-Laws.

The proposed amendment (the “Amendment”) of the Articles and By-Laws to permit the Board of Directors to adopt, amend or repeal the By-Laws without shareholder approval will make it simpler, less expensive and more efficient for the Corporation to make changes to the By-Laws other than changes required by law to be approved by the shareholders. The Amendment will give the Board of Directors flexibility to amend the By-Laws in its discretion and consistent with its fiduciary obligations, including in connection with the Corporation’s potential listing on a national exchange.

The shareholders will retain their power to amend, alter, change or repeal the By-Laws. However, the Board of Directors deems it in the best interests of the Corporation and its shareholders to eliminate the seventy-five percent shareholder vote requirement where three-fourths of the Board of Directors has not approved an amendment.

The Amendment will only allow the Board of Directors to amend the By-Laws without shareholder approval as permitted by applicable law, and will not alter the requirements related to the amendment of the Articles. The Amendment may have anti-takeover effects. The current By-Laws and Articles contain certain provisions with potential anti-takeover effects and certain others could be implemented in the future by amendment of the By-Laws. This proposal is not the result of the Board of Directors’ knowledge of any specific current effort to obtain control of the Corporation or an attempt to enable the Corporation to frustrate efforts by another party to acquire a controlling interest or to seek Board of Directors representation. However, if this proposal is adopted, our Board of Directors could amend, and subsequently adopt without shareholder approval, the By-Laws in the future to include additional provisions that could have the effect of discouraging or delaying a third party from making a tender offer or otherwise attempting to obtain control of the Corporation or remove incumbent management.

The Board of Directors has unanimously approved the Amendment, subject to the approval of the shareholders. The Amendment of Article X of the Articles and Article 7 of the By-Laws is set forth in Appendix A and B to this Proxy Statement, respectively.

The Board of Directors unanimously recommends a vote “FOR” the proposal to amend the Corporation’s Articles and By-Laws to permit the Board of Directors the flexibility, if needed, to amend the By-Laws.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of July 15, 2009, unless otherwise noted, the number and percentage of shares of common stock which, according to the information supplied to the Corporation, are beneficially owned by: (i) each of the Named Executive Officers, (ii) each of the directors of the Corporation, (iii) each holder who is the beneficial owner of more than five percent (5%) of the issued and outstanding shares of common stock (other than the Wealth Management Division of the Bank whose holdings are described in the questions and answers section of this Proxy Statement entitled “Who can vote at the Special Meeting?”), and (iv) all directors and executive officers of the Corporation as a group. A person owns his shares directly as an individual unless otherwise indicated.

	Number of Shares (1)		Percentage
NAMED EXECUTIVE OFFICERS
John A. Featherman, III	104,554	(2)	1.65%
Kevin C. Quinn	54,324	(3)	*
John E. Balzarini	18,902	(4)	*
Clay T. Henry	8,360	(5)	*

CLASS I DIRECTORS (TERM EXPIRING IN 2009)
Clifford E. DeBaptiste	156,170	(6)	2.47%
Lynn Marie Johnson-Porter	51	(7)	*
John B. Waldron	10,824	(8)	*
James M. Deitch	87,682	(9)	1.38%

CLASS II DIRECTORS (TERM EXPIRING IN 2010)
Brian K. Campbell	13,450	(10)	*
M. Robert Clarke	20,900	(11)	*
Matthew S. Naylor	1,000	(12)	*
David L. Peirce	34,375	(13)	*
Kevin C. Quinn	54,324	(3)	*

CLASS III DIRECTORS (TERM EXPIRING IN 2011)
John A. Featherman, III	104,554	(2)	1.65%
John S. Halsted	21,115	(14)	*
J. Carol Hanson	15,899	(15)	*
Edward A. Leo	6,100	(16)	*

BENEFICIAL OWNERS
Banc Fund V, L.P., et al. 208 South LaSalle Street Chicago, Illinois 60604	369,503	(17)	5.86%
All directors and executive officers as a group (31 persons)	659,842		10.46%

* Less than one percent.

(1)

Shares of Common Stock which are held in the Corporation’s retirement savings plan (the “Retirement Savings Plan”) are reported as of January 26, 2009, the most recent date for which such information is available. The voting of shares held in the Retirement Savings Plan may be directed by the person for whose account such shares are held. Applicable percentages are based on 6,306,877 shares outstanding on June 15, 2009, adjusted as required by rules promulgated by the SEC.

(2)

Consists of: a) 24,173 shares as to which Mr. Featherman has sole voting and investment power; b) 26,150 shares held in an IRA account as to which he has sole voting and investment power; c) 12,560 unvested shares of restricted stock as to which he has sole voting power; d) 9,367 shares as to which he shares voting and investment power with his wife; e) 2,833 shares over which his wife has sole voting and investment power; f) 15, 171 shares held in the Retirement Savings Plan as to which he has shared voting power, and g) 14,300 shares issuable pursuant to options exercisable within 60 days of July 15, 2009.

(3)

Consists of: a) 8,000 shares as to which Mr. Quinn has sole voting and investment power; b) 12,000 unvested shares of restricted stock as to which he has sole voting power; c) 542 shares as to which he shares voting and investment power with his wife; d) 2,140 shares over which his wife has sole voting and investment power; e) 7,992 shares held in the Retirement Savings Plan as to which he has shared voting power, and f) 23,650 shares issuable pursuant to options exercisable within 60 days of July 15, 2009.

(4)

Consists of: a) 7,801 shares as to which Mr. Balzarini has sole voting and investment power; b) 5,500 unvested shares of restricted stock as to which he has sole voting power; and c) 5,601 shares held in the Retirement Savings Plan as to which he has shared voting power.

(5)	Consists of: a)2,000 shares as to which Mr. Henry has sole voting and investment power and b) 6,360 unvested shares of restricted stock as to which he has sole voting power.

(6)

Consists of: a) 139,770 shares as to which Mr. DeBaptiste has sole voting and investment power; b) 4,300 shares held in an IRA account as to which he has sole voting and investment power; and c) 12,100 shares issuable pursuant to options exercisable within 60 days of July 15, 2009.

(7)	Consists of 51 shares as to which Ms. Johnson-Porter and her mother share voting and investment power.

(8)

Consists of: a) 220 shares as to which Mr. Waldron has sole voting and investment power; b) 9,504 shares as to which he shares voting and investment power with his wife; and c) 1,100 shares issuable pursuant to options exercisable within 60 days of July 15, 2009.

(9)

Consists of: a) 38,432 shares as to which Mr. Deitch has sole voting and investment power; b) 3,750 unvested shares of restricted stock as to which he has sole voting power; and c) 45,500 shares issuable pursuant to options exercisable within 60 days of July 15, 2009.

(10)	Consists of 13,450 shares as to which Mr. Campbell has sole voting and investment power.

(11)

Consists of: a) 2,200 shares as to which Mr. Clarke has sole voting and investment power; b) 6,600 shares as to which he shares voting and investment power with his wife; and c) 12,100 shares issuable pursuant to options exercisable within 60 days of July 15, 2009.

(12)	Consists of 1,000 shares as to which Mr. Naylor has sole voting and investment power.

(13)

Consists of: a) 20,075 shares as to which Mr. Peirce has sole voting and investment power; b) 2,200 shares held in an IRA account as to which he has sole voting and investment power; and c) 12,100 shares issuable pursuant to options exercisable within 60 days of July 15, 2009.

(14)

Consists of: a) 8,406 shares as to which Mr. Halsted has sole voting and investment power; b) 609 shares as to which his wife has sole voting and investment power; and c) 12,100 shares issuable pursuant to options exercisable within 60 days of July 15, 2009.

(15)	Consists of: a) 3,799 shares as to which Ms. Hanson has sole voting and investment power and b) 12,100 shares issuable pursuant to options exercisable within 60 days of July 15, 2009.

(16)	Consists of 6,100 shares as to which Mr. Leo has sole voting and investment power.

(17)

According to a Schedule 13G/A jointly filed with the SEC on February 11, 2008 by Bank Fund V L.P. (“BF V”), an Illinois Limited Partnership, Banc Fund VI L.P. (“BF VI”), an Illinois Limited Partnership, and Banc Fund VII L.P. (“BF VII”), an Illinois limited partnership (collectively, the “Reporting Persons”), the Reporting Persons beneficially owned, in the aggregate, 369,503 shares at December 31, 2007. The general partner of BF V is MidBanc V L.P. (“MidBanc V”), whose principal business is to be a general partner of BF V. The general partner of BF VI is MidBanc VI L.P. (“MidBanc VI”), whose principal business is to be a general partner of BF VI. The general partner of BF VII is MidBanc VII L.P. (“MidBanc VII”), whose principal business is to be a general partner of BF VII. MidBanc V, MidBanc VI, and MidBanc VII are Illinois limited partnerships. The general partner of MidBanc V, MidBanc VI, and MidBanc VII (the “Partnership entities”) is the Banc Funds Corporation, L.L.C. (“TBFC”), whose principal business is to be a general partner of MidBanc V, MidBanc VI, and MidBanc VII. TBFC is an Illinois corporation whose principal shareholder is Charles J. Moore. Mr. Moore is President of TBFC. He has also been manager of BF V, BF VI, and BF VII since their respective inceptions. As manager, Mr. Moore has voting and dispositive power over the securities of the issuer held by each of those entities. Mr. Moore is also the controlling member of TBFC, and therefore controls each of the Partnership entities directly and indirectly controlled by TBFC. According to a Form 13F-HR filed with the SEC on November 13, 2008, as of the quarter ended September 30, 2008, TBFC beneficially owned 422,054 shares.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in their own discretion.

By Order of the Board of Directors

John B. Waldron

West Chester, Pennsylvania

August    , 2009

APPENDIX A

PROPOSED AMENDMENTS TO THE

CORPORATION’S BY-LAWS

The Board of Directors of the Corporation has unanimously approved the following amendments to the Corporation’s By-Laws, subject to the approval of the shareholders, as follows:

The following sections of Article VI Shares of Capital Stock is proposed to be amended as set forth below:

(1)          Section 6.01 is proposed to be amended and restated in its entirety to read as follows:

Section 6.01 Share Certificates.  Shares of the Corporation’s stock may be certificated or uncertificated, as may be determined by resolution of the Board of Directors with respect to some or all of any or all classes of the Corporation’s capital stock, provided that a resolution that shares shall be uncertificated shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.

(2)          Section 6.02 is proposed to be amended to include the following sentence at the end of the section:

“Within a reasonable period of time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice (“Share Notice”) containing the information required by applicable law to be set forth on share certificates.”

(3)          Section 6.03 is proposed to be amended to replace the word “shareholders” with “shareholders” and the first sentence shall be amended to delete the reference to “share certificate” and be restated in its entirety to read as follows:

Section 6.03 Registered Shareholders.  Each shareholder, at the time of issuance of shares to such shareholder, shall notify the Secretary of the Corporation in writing of the address to which such shareholder wishes notices relating to the business of the Corporation to be mailed to him.

(4)          Section 6.04 is proposed to be amended and restated in its entirety to read as follows:

Section 6.04 Transfer of Shares.  (a) Certificated shares of capital stock of the Corporation shall be transferable upon the books of the Corporation only upon the surrender and cancellation of the share certificate.  The transfer shall be at the request of the holder named in the surrendered certificate or by his legal representative or by his attorney-in-fact duly authorized by a written power of attorney filed with the Corporation’s transfer agent.

(b) Uncertificated shares of the capital stock of the Corporation shall be transferable upon the books of the Corporation upon receipt of proper transfer instructions from the holder named in the Share Notice or by his legal representative or by his attorney-in-fact duly authorized by a written power of attorney filed with the Corporation’s transfer agent.

The following section of Article X Amendments is proposed to be amended as set forth below:

(5)          Section 10.01 is proposed to be amended and restated in its entirety to read as follows:

10.01 Amendment.  By-laws may be adopted, amended or repealed by the Board of Directors in the manner provided in Section 3.08 of these By-Laws or by the shareholders in the manner provided in Section 2.07 of these By-Laws.

APPENDIX B

PROPOSED AMENDMENT TO THE

CORPORATION’S ARTICLES OF INCORPORATION

The Board of Directors of the Corporation has unanimously approved the amendment to the Corporation’s Articles of Incorporation, subject to the approval of the shareholders, which amends and restates Article 7 in its entirety to read as follows:

ARTICLE 7

Any amendment, alteration, change or repeal of these Articles of Incorporation of the Corporation shall require the affirmative vote of the holders of at least seventy-five (75%) percent of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (taken as a single class); provided however, that this Article 7 shall not apply to, and such seventy-five (75%) percent vote shall not be required for, and the affirmative vote of a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (taken together as a single class) shall be required for, any amendment, alteration, change or repeal recommended to the stockholders by three-fourths (3/4) of the entire Board of Directors (or if there is a person or persons serving on the Board other than Continuing Directors, by three-fourths (3/4) of the Continuing Directors). If any of the foregoing provisions are finally judicially determined to be invalid, then these Articles of Incorporation of the Corporation may only be amended, altered, changed or repealed by the affirmative vote of the holders of not less than two-thirds (2/3) of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (taken together as a single class).  The By-Laws of the Corporation may be adopted, amended or repealed as set forth in the By-Laws of the Corporation.  Notwithstanding the foregoing, the Board does not have the power to amend any By-Law provision that is required by law to be amended by the shareholders of the Corporation.